UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2023
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
The Company expects to hold its second annual meeting of stockholders (the “2023 Annual Meeting”) on Thursday, May 25, 2023. A proxy statement with further information regarding the 2023 Annual Meeting will be distributed to stockholders prior to such meeting.
Deadline for Rule 14a-8 Stockholder Proposals
Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2023 Annual Meeting as February 24, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, the proposal must be received by the Company at 4360 Park Terrace Drive, Suite 100, Westlake Village, California, 91361, Attention: Corporate Secretary, on or before February 24, 2023, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.
Advance Notice Deadline for Director Nominations and Other Stockholder Proposals
In accordance with the Company’s Bylaws, for director nominations or stockholder proposals to be brought before the 2023 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company at 4360 Park Terrace Drive, Suite 100, Westlake Village, California, 91361, Attention: Corporate Secretary no later than February 24, 2023. Such notices must also comply with the requirements of the Company’s Bylaws and other applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: February 10, 2023	By:	/s/ Josh McMorrow
Name: Josh McMorrow
Chief Legal Officer